KPMG LLP
1676 International Drive
McLean, VA 22102
Independent Accountants’ Report on Applying Agreed-Upon Procedures

NewStar Financial, Inc. (the “Company”)
Wells Fargo Securities, LLC
(together, the “Specified Parties”)

Re:  NewStar Commercial Lease Funding 2015-1 LLC

We have performed the procedures described below, which were agreed to by the Specified Parties, solely to assist the Specified Parties with certain information pertaining to receivables which we were informed are intended to be included as collateral in the offering of the NewStar Commercial Lease Funding 2015-1 LLC.  This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Unless otherwise noted, the following definitions have been adopted in presenting our procedures and findings:

•
The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated.  Such compared information was deemed to be in agreement if differences were within 31 days.

•
The term “recomputed” means recalculated and compared the results to the information shown and found it to be in agreement, unless otherwise stated.  Such recomputed information was deemed to be in agreement if differences were within 31 days.

•
The phrase “Data File” means a file provided by the Company on June 26, 2015 containing certain information on 226 loans and leases (the “Receivables”) with a cut-off date as of May 31, 2015 (the “Cut-Off Date”).

•
The phrase “Legal Documents” includes the following documents provided by the Company for the respective Receivable: Acceptance Certificate, Lease Schedule, Payment Schedule, Guaranty Agreement, Equipment Security Note, Security Promissory Note, Master Lease Agreement, Charter Agreement, Security Agreement Installation Certificate, Purchase Option Rider, Assignments, as well as any schedules, invoices, amendments or letters explaining modifications or renewals.

•
The phrase “Lease Plus Report” means a file provided by the Company containing the Receivables Equipment Cost and Booked Residual which we were informed was generated from the Company’s internal system as of the Cut-Off Date.

NewStar Commercial Lease Funding 2015-1 LLC
July 22, 2015

•
The phrase “Payment History Report” means a file provided by the Company containing the payment history and scheduled receivables which we were informed was generated from the Company’s internal system as of the Cut-Off Date.

The Company is responsible for the information set forth in the Data File.

The Company instructed us to randomly select 25 Receivables in addition to the 8 largest Receivables1 (together, the “Sample Receivables”).

At the request of the Company, for each Sample Receivable, we compared the attributes listed below to the corresponding information appearing on or derived from the applicable receivable document (listed in the table below), as provided to us by the Company.

Attribute	Receivable Document(s)
Lessee Name	Legal Documents
Maturity Date	Legal Documents
Lease Start Date	Legal Documents
Lessee State	Legal Documents
Equipment Cost	Lease Plus Report, Legal Documents
Booked Residual	Lease Plus Report
Total Lease Payments	Legal Documents
Payment Frequency	Legal Documents
Purchase Option Scheduled Payments	Legal Documents Legal Documents, Payment History Report

The Company instructed us to:

•	Consider the Lessee Name to be in agreement if the Lessee’s Name on the Legal Documents was in a different form or a truncated version of the Lessee’s Name per the Data File.

•	Consider the following Sample Receivables as:

o	“True Leases”: 1, 2, 4, 6, 11, 12, 15, 16, 17, 18, 19, 20, 21, 26, 27, 29, 30 and 31

o	“Finance Leases”: 3, 7, 8, 9, 10, 13, 14, 22, 23, 28 and 33

o	“Loans”: 5, 24, 25 and 32

•	Recompute or compare Maturity Date using the following process:

o	If the Receivable is a True Lease or Finance Lease, add one month after the final payment date (as determined using the Legal Documents).

o	If the Receivable is a Loan, through and including the specified final payment date (as determined using the Legal Documents).

_______________________

1 We were informed by the Company that the 8 largest Sample Receivables were 21, 24, 25, 29, 30, 31, 32 and 33.

NewStar Commercial Lease Funding 2015-1 LLC
July 22, 2015

•	Compare Lease Start Date using the following process:

o	If the Receivable is a True Lease or Finance Lease, use the base lease commencement date as specified in the Legal Documents.

o	If the Receivable is a Loan, use the stated commencement date specified in the Legal Documents.

•	Compare Lessee State using the Lessee’s primary business address as stated in the Legal Documents.

•	Compare Purchase Option using the following process:

o	If the Receivable is a True Lease, the Purchase Option is considered to be “TRAC” if the end of lease purchase price is subject to a terminal rent adjustment clause in the Legal Documents.

o
If the Receivable is a True Lease, the Purchase Option is considered to be “Fair Market Value” if the end of lease purchase price is not stated in the Legal Documents and will be determined at a future date.

o	If the Receivable is a Finance Lease, the Purchase Option is considered to be “Discounting” if the Receivable is assigned and secured by relevant parties as stated in the Legal Documents.

o	If the Receivable is a Finance Lease, the Purchase Option is considered to be “Dollar Out” if the Lessee has the right to purchase the underlying collateral for $1.00 as stated in the Legal Documents.

o	If the Receivable is a Loan, the Purchase Option is considered to be “Loan.”

We found the information listed in the Data File regarding the Sample Receivables to be in agreement with the corresponding information in the Legal Documents, Lease Plus Report or Payment History Report, except as noted in Exhibit A.

There were no conclusions that resulted from the procedures.

We were not engaged to, and did not conduct an examination or review, the objectives of which would be the expression of an opinion or conclusion, respectively, on the information referred to above.  Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures performed were applied based on the methodologies, assumptions, and information provided by the Company, without verification or evaluation of such methodologies, assumptions, and information by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Receivables or as to the conformity of their respective characteristics with those assumed for purposes of the comparisons and recomputations described herein, (ii) the reliability or accuracy of the Legal Documents, Lease Plus Report, Payment History Report or Data File furnished to us or the instructions or assumptions provided to us by the Company which were used in our procedures or (iii) matters of legal interpretation.

NewStar Commercial Lease Funding 2015-1 LLC
July 22, 2015

The procedures performed were not intended to address, nor did they address:  (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivable being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer or the asset-backed security will pay interest and principal in accordance with applicable terms and conditions.  The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization (“NRSRO”).

The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of NewStar Financial, Inc. and Wells Fargo Securities, LLC.  It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

July 22, 2015

THE FOLLOWING CONSTITUTES EXHIBIT A

Exhibit A
Exception List

Sample Receivable Number	Attribute	Per Data File	Per Receivable Documents
202	Scheduled Payments	23,343.13	14,556.90
203	Scheduled Payments	0.00	8,786.23
21	Lessee State	Texas	California

_______________________

2 Scheduled Payments exception for August 2015.

3 Scheduled Payments exception for August 2018.